SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)       March 6, 2001
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                                THE TALBOTS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                       1-12552                    41-1111318
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(State or Other Jurisdiction            (Commission        (I.R.S. Employer
  of Incorporation)                     File Number)       Identification No.)




One Talbots Drive, Hingham, Massachusetts                     02043
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(Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code       (781) 749-7600
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

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.

Plan Amendments
---------------

         On March 6, 2001 the Board of Directors of The Talbots, Inc. ("Talbots") approved certain amendments to The Talbots, Inc. Supplemental Retirement Plan, The Talbots, Inc. Supplemental Savings Plan and The Talbots,
Inc. Deferred Compensation Plan. The enacted amendments are attached as exhibits.

Share Repurchase Program
------------------------

         Talbots and JUSCO (U.S.A.), Inc. ("JUSCO USA") entered into the Sixth Extension of Share Repurchase Program ("Extended Program") dated as of March 14, 2001, following the approval of the Board of Directors of Talbots of the sixth extension if its stock repurchase program to acquire an additional $100 million of its outstanding shares of common stock, $0.01 par value per share ("Common Stock") over a two year period.

         Under the Extended Program Talbots purchases shares on the open market and purchases a proportionate number of shares from JUSCO USA so as to maintain substantially the same percentage ownership of Talbots between JUSCO USA and the public shareholders. The price of the Common Stock purchased from JUSCO USA is equal to the weighted average price of the Common Stock paid to the public shareholders.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         10.25 Amendment to The Talbots, Inc. Supplemental Retirement Plan, as amended.

         10.26 Amendment to The Talbots, Inc. Supplemental Savings Plan, as amended.

         10.27 Amendment to The Talbots, Inc. Deferred Compensation Plan, as amended.

         10.36 Sixth Extension of Share Repurchase Program dated as of March 14, 2001 between Talbots and JUSCO (U.S.A.), Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE TALBOTS, INC.


                                        CAROL GORDON STONE
Dated:   April 3, 2001             By:  _______________________________
                                        Carol Gordon Stone
                                        Vice President, Corporate Controller

                                  EXHIBIT INDEX

         10.25 Amendment to The Talbots, Inc. Supplemental Retirement Plan, as amended.

         10.26 Amendment to The Talbots, Inc. Supplemental Savings Plan, as amended.

         10.27 Amendment to The Talbots, Inc. Deferred Compensation Plan, as amended.

         10.36 Sixth Extension of Share Repurchase Program dated as of March 14, 2001 between Talbots and JUSCO (U.S.A.), Inc.